UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
____________________________________________________

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 12, 2017

BRAVO MULTINATIONAL INCORPORATED
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation or organization)

000-53765 (Commission File Number)	26-1266967 (IRS Employer Identification No.)
590 York Road, Unit 3 Niagara On The Lake, Ontario, CANADA (principal executive offices)	L0S 1J0 (Zip Code)

(716) 803-0621
(registrant’s telephone number, including area code)
_____________________________________________________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 4.01 -Changes In Registrant’s Certifying Accountant

On April 12, 2017 the Board of Directors of Bravo Multinational Incorporated (the "Company") were notified of the resignation of Kappin Professional Corporation – Certified Public Accountants and Chartered Accountants, Toronto, Canada (Kappin) as the Company's independent accountants, effective immediately. Kappin was retained and the Company never filed with the SEC audited financial statements which used the opinion of Kappin. Following Kappin’s resignation on April 12, 2017 the Board appointed the firm of BF Borges CPA PC, to serve as the Company’s independent public accountants.

The principal accountants report on the Company’s financial statements for the last two years did not contain an adverse opinion or disclaimer of opinion and was not modified as to uncertainty, audit scope, or accounting principal.

During the Engagement Period from January 28, 2017 to April 12, 2017 there were no disagreements between the Company and Kappin on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Kappin’s satisfaction, would have caused Kappin to make reference to the subject matter of the disagreement in connection with its report for the Company. This action effectively dismisses Kappin as the Company's independent auditor for the fiscal year ending December 31, 2016.

Pursuant to Regulation S-K Item 304(a)(2) the Company has provided Kappin with a copy of this Form 8-K and has requested Kappin to furnish it with a letter addressed to the Securities and Exchange Commission (the “Commission”) stating whether Kappin agrees with the statements made by the Company and, if not, stating the respects in which it does not agree.  A copy of such letter from Kappin is attached hereto as Exhibit 16.1.

Prior to the resignation of Kappin, the Company did not consult with BF Borges concerning (i) the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Company’s financial statements and no written or oral advice was provided by BF Borges that was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue, or (ii) any matter that was either the subject of a disagreement or event, as set forth in Item 304(a)(1)(iv) of Regulation S-B.

Item 9.01.Financial Statements and Exhibits.

(a)Financial statements of business acquired.  Not applicable.

(b)Pro forma financial information.  Not applicable.

(c)Shell registrant transactions.  Not applicable.

(d)Exhibits.

Exhibit No.	Identification of Exhibit
16.0 *	Letter from Certifying Accountant-Kappin Professional Corporation

____________

*Filed herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:April 13, 2017	BRAVO MULTINATIONAL INCORPORATED

By /s/ Paul Parliament
Paul Parliament, Chief Executive Officer

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